Exhibit 10.2

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of June 3, 2025, by and between ARE-MA REGION NO. 58, LLC, a Delaware limited liability company (“Landlord”), and RELAY THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as January 10, 2018, as amended by that certain First Amendment to Lease dated as of November 12, 2019, and as further amended by that certain Second Amendment to Lease dated as of September 23, 2020 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 46,631 rentable square feet, consisting of (i) the entire second floor of the Building commonly known as Suite 200, containing approximately 43,824 rentable square feet, (ii) a portion of the 4th floor commonly known as Suite 401, containing approximately 983 rentable square feet, and (iii) a portion of the 1st floor commonly known as Suite 103, containing approximately 1,824 rentable square feet (collectively, the “Premises”) in that certain building located as 399 Binney Street, Cambridge, Massachusetts (the “Building”). The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Term of the Lease is scheduled to expire on April 30, 2029 (“Scheduled Expiration Date”).

C. Concurrently with the execution by Landlord and Tenant of this Third Amendment, ARE-MA Region No. 59, LLC, a Delaware limited liability company, an affiliate of Landlord, and Tenant are entering into a new lease pursuant to which Tenant shall lease approximately 12,190 rentable square feet of space at that certain building located at 300 One Kendall Square, Cambridge, Massachusetts (the “New Lease”). The “Commencement Date” (as such term is defined in the New Lease) of the New Lease shall be referred to herein as the “New Lease Commencement Date.”

D. Landlord and Tenant desire to, among other things, accelerate the Scheduled Expiration Date of the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.
Termination Date. Landlord and Tenant hereby agree, notwithstanding anything to the contrary contained in the Lease, to accelerate the expiration date of the Lease from the Scheduled Expiration Date to the date that is 30 days after the New Lease Commencement Date (the “Early Termination Date”); provided, however, that if the New Lease is terminated before the New Lease Commencement Date such that the New Lease Commencement Date never occurs, then all provisions in this Third Amendment relating to the Early Termination Date shall be null and void and have no force or effect, and the Term of the Lease shall continue in full force and effect through the Scheduled Expiration Date. Notwithstanding anything to the contrary contained in this Third Amendment, if Tenant does not surrender the Premises on or before the Early Termination Date in strict accordance with the terms of this Third Amendment, the Term of the Lease shall nonetheless terminate on the Early Termination Date and the holdover provisions of the Lease shall apply.
2.
Lease Modification Payment. In consideration of Landlord’s agreement to enter into this Third Amendment, Tenant shall, concurrently with Tenant's delivery of an executed copy of this Third Amendment to Landlord, deliver to Landlord a lease modification payment in the amount of $2,452,000.00.
3.
Base Rent and Additional Rent. Tenant shall be responsible for the payment of all Base Rent, Operating Expenses and any other obligations due under the Lease through the Early Termination Date. Tenant shall not be required to pay Base Rent or Operating Expenses for any period following the Early Termination Date so long as Tenant surrenders the Premises in strict compliance with this Third Amendment and the Lease, and Tenant is not in breach hereof or under the Lease.
4.
Termination and Surrender. Tenant shall voluntarily surrender the Premises as provided in this Third Amendment. Tenant agrees to cooperate reasonably with Landlord in all matters, as applicable, relating to surrendering the Premises in accordance with the surrender requirements set forth in the Lease and in the condition required pursuant to the Lease; provided, however, that, notwithstanding anything to the contrary contained in the Lease, Tenant shall not remove any security infrastructure, wires, cables or similar equipment, which Tenant has installed in the Premises or in the risers or plenums of the Building. Notwithstanding the foregoing, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Premises and termination of the Lease provided for herein as provided for in the Lease.

5.
Right to Expand and Extend. Section 39 and Section 40 of the Lease are hereby deleted in their entirety and shall have no further force or effect.
6.
Personal Property. Landlord and Tenant hereby agree that Tenant shall leave certain furniture, fixtures and equipment in the Premises as described in Exhibit A. Subject to the immediately prior sentence, any additional personal property of Tenant remaining in the Premises after the Early Termination Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.
7.
OFAC. Tenant and, to Tenant’s knowledge, all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.
8.
Miscellaneous.
a.
This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.
b.
This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.
c.
This Third Amendment may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Third Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
d.
Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

TENANT:

RELAY THERAPEUTICS, INC.,

a Delaware corporation

By: /s/ Brian Adams
Name: Brian Adams
Title: Chief Legal Counsel

Ä I hereby certify that the signature, name, and title above are my signature, name, and title.

LANDLORD:

ARE-MA REGION NO. 58, LLC,

a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P.,

a Delaware limited partnership,

managing member

By: ARE-QRS Corp.,

a Maryland corporation,

general partner

By: /s/ Allison Grochola
Name: Allison Grochola
Title: Senior VP, Real Estate Legal Affairs

EXHIBIT A

Personal Property

Kitchen Appliances

3 Refrigerators

2 Microwaves

2 Dishwashers

Reception

1 Reception desk

1 Rolling chair

1 Couch

1 Coffee table

1 Area rug

Sitting Area by the cafeteria

2 Small couches

2 Fixed chairs

1 Coffee table

Cafeteria

15 Tables

64 Chairs

3 Benches

Office

127 Sit/Stand desks

109 Rolling office chairs

3 Desk bin holders

8 Large filling cabinets (keys missing)

25 Pedestal rolling cabinets

1 Bookshelf

1 IT desk credenza

2 AV racks

Helpdesk

2 Hightop Tables

3 Rolling chairs

Wellness Room

1 Fixed chair

1 Mini Fridge

1 Lamp

3 x 5-Person Conference Room (each)

1 Table

5 Chairs

1 TV screen

1 Room scheduler

AV equipment

1 x 10-person Conference Room

1 Table

6 Rolling chairs

1 Couch

1 Credenza

1 Floor lamp

1 Fixed chair

1 TV screen

1 Room scheduler

AV equipment

4 x 2-person Conference Room (each)

1 Chairs

1 Stool

1 Rolling desk

1 TV screen

1 Room scheduler

AV equipment

1 x 16-person Conference Room

1 Table

1 Credenza

14 Rolling chairs

4 Fixed chairs

1 TV screen

1 Room scheduler

AV equipment

1 X 8-Person Conference Room

1 Table

8 Rolling Chairs

1 Credenza

1 L-shaped couch

1 Coffee table

1 Stool

1 TV screen

1 Room scheduler

AV equipment

2 x 3-Person Conference Room (each)

1 Table

3 Rolling Chairs

1 TV screen

1 Room scheduler

AV equipment

2 x 7-Person Conference Room (each)

1 Conference table

7 Chairs

1 TV screen

1 Room scheduler

AV equipment

2 x 2-Person Conference Room (each)

2 Fixed chairs

1 Coffee table

1 Floor lamp

1 TV screen

1 Room scheduler

AV equipment

1 x large, dividable conference room

26 rolling arm chairs

1 TV screen

1 Room scheduler

AV equipment

3 Phone Rooms

3 Fixed chairs

1 Fixed desk

2 rolling desks

1 TV screen

1 Room scheduler

1 clock

1 white board

1 storage ottoman

1 lamp

Lab FF&E
4 High Density Ventilated Rack
4 Oxygen Depletion Monitor
1 CO2 Monitor
2 Manifold Autologic (room 273)
1 Manifold (open lab)
1 First Aid Kit
6 Pegboard
7 Monkey bars (sets)
1 Black epoxy table
3 Consumable High Density Rack
5 Server Rack